SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                FEBRUARY 18, 2000


                           EARTH SEARCH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


State of Utah                      0-19566                     87-0437723
(State of Incorporation)         (Commission                (I.R.S. Employer
                                    File No.)               Identification No.)

502 North 3rd Street, Suite #8, McCall, Idaho                    83638
(Address of principal executive offices)                       (Zip code)


               Registrant's telephone number, including area code:
                                (208) 634-7080


                                    No Change
           (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS.

EARTH SEARCH SCIENCES, INC. ADVISES OF SYMBOL CORRECTION

The company wishes to advise all shareholders that the symbol change in effect today from "EDIS" to "EDISE" is an error.

Earth Search Sciences, Inc. is not in a delinquent position with any of it's required corporate filings. The symbol is being corrected by the OTC BB and will appear on the daily list by 2 p.m. EST today. This may be viewed on the Internet at http://www.otcbb.com/dynamic/

The company apologizes for any inconvenience caused shareholders

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          EARTH SEARCH SCIENCES, INC.

                                          /s/ Larry F. Vance
                                          Chairman and Director


February 18, 2000